                                                                    EXHIBIT 99.3

                             LETTER OF TRANSMITTAL
           TO ACCOMPANY CERTIFICATE(S) FOR SHARES OF COMMON STOCK OF

                             COMMNET CELLULAR INC.

                  SURRENDERED IN CONNECTION WITH THE MERGER OF
                              AV ACQUISITION CORP.
                                 WITH AND INTO
                             COMMNET CELLULAR INC.

  This Letter of Transmittal is to accompany certificates for shares of common stock, par value $.001 per share ("CommNet Common Stock"), of CommNet Cellular Inc. ("CommNet" or the "Company") if such certificates have not been submitted pursuant to an effective election (a "Non-Cash Election") to retain shares of CommNet Common Stock ("Non-Cash Election Shares") in connection with the proposed merger (the "Merger") of AV Acquisition Corp. ("Newco") with and into CommNet. Holders of CommNet Common Stock who have previously made an effective Non-Cash Election (any such holder, an "Electing Holder") need not submit this Form with respect to the shares covered by such Non-Cash Election. Each share of CommNet Common Stock subject to such Non-Cash Election will automatically, subject to proration as described in the Proxy Statement (as defined below), be converted into the right to retain Non-Cash Election Shares.

  By delivering certificates for shares of CommNet Common Stock, the registered holder of such certificates releases CommNet, Newco and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such CommNet Common Stock or the exchange of such CommNet Common Stock pursuant to the Merger Agreement (as defined herein).

            TO: STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

               By mail:                              By hand:
 State Street Bank and Trust Company    Securities Transfer and Reporting
       Corporate Reorganization                   Services, Inc.
            P.O. Box 9061                    Corporate Reorganization
           Boston, MA 02205             1 Exchange Plaza/55 Broadway, 3rd
            By facsimile:                             Floor
            (617) 794-6333                      New York, NY 10006
       Confirm by telephone to:               By overnight courier:
            (617) 794-6388             State Street Bank and Trust Company
                                             Corporate Reorganization
                             Shareholder inquiries:
                                 (800) 426-552370 Campanelli Drive
                                               Braintree, MA 02184

  Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery. PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

BOX I

 NAME AND
ADDRESS OF        SHARES SUBMITTED
REGISTERED   (ATTACH ADDITIONAL LIST IF
 HOLDER*             NECESSARY)
-----------------------------------------
                            TOTAL NUMBER
                             OF SHARES
             CERTIFICATE   REPRESENTED BY
                NUMBER     CERTIFICATE(S)





             TOTAL SHARES
-----------------------------------------

 * Only certificates registered in a single form may be deposited with this Letter of Transmittal. If certificates are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

[_] Check here if you cannot locate certificates. Upon receipt of this Letter of Transmittal, the Exchange Agent will contact you directly with replacement instructions.

Ladies and Gentlemen:

  In connection with the Merger, the undersigned hereby submits the certificate(s) for shares of CommNet Common Stock listed in Box I. Delivery of the enclosed certificates shall be effected, and risk of loss of and title to such certificates shall pass, only upon delivery thereof to you.

  It is understood that this Letter of Transmittal is subject to (i) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus, dated August 12, 1997, relating to the Merger (including all annexes thereto, and as it may be amended or supplemented from time to time, the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger, dated as of May 27, 1997, as the same may be amended or supplemented from time to time (the "Merger Agreement"), a conformed copy of which appears as Annex I to the Proxy Statement, and (iii) the accompanying Instructions.

  By delivering certificates for shares of CommNet Common Stock, the registered holder of such certificates releases CommNet, Newco and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such CommNet Common Stock or the exchange of such CommNet Common Stock pursuant to the Merger Agreement.

  The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates of CommNet Common Stock to CommNet and to receive on behalf of the undersigned, in exchange for the shares of CommNet Common Stock represented thereby, any check for cash or, in the event of proration, certificate for Non-Cash Election Shares issuable in the Merger.

  Unless otherwise indicated under Special Payment Instructions below, please issue any check and/or any certificate for Non-Cash Election Shares issuable in exchange for the shares of CommNet Common Stock represented by the certificates submitted hereby in the name of the registered holder(s) of such CommNet Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any check and/or any certificate for Non-Cash Election Shares issuable in exchange for the shares of CommNet Common Stock represented by the certificates submitted hereby to the registered holder(s) of CommNet Common Stock at the address or addresses shown above.

BOX II

     SPECIAL PAYMENT INSTRUCTIONS
   (SEE INSTRUCTIONS C(5) AND C(6))

   To be completed ONLY if the
 checks are to be made payable to
 someone other than the registered
 holder(s) of shares of CommNet
 Common Stock.

 Name: ______________________________
            (Please Print)

                     ------------------------------------
            (Please Print)

 Address: ___________________________

                     ------------------------------------
         (Including Zip Code)

BOX III

    SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTION C(7))

   To be completed ONLY if the
 checks are to be made payable to
 the registered holder(s) of shares
 of CommNet Common Stock, but are to
 be sent to someone other than the
 registered holder(s) or to an
 address other than the address of
 the registered holder(s) set forth
 above.

 Name: ______________________________
            (Please Print)

                     ------------------------------------
            (Please Print)

 Address: ___________________________

                     ------------------------------------
         (Including Zip Code)

BOX IV

                    SIGN HERE AND HAVE SIGNATURES GUARANTEED
        (SEE INSTRUCTIONS C(1) AND C(6) CONCERNING SIGNATURE GUARANTEE)

 ---------------------------   Name(s):
                                      ----------------------------------------

 ---------------------------                    (Please Print)


 ---------------------------   Name(s):
 SIGNATURE(S) OF OWNER(S)             ----------------------------------------
                                                (Please Print)


 Must be signed by
 registered holder(s)          Name(s):
 exactly as name(s)                   ----------------------------------------
 appear(s) on stock                             (Please Print)
 certificate(s) or by                 ----------------------------------------
 person(s) authorized to
 become registered
 holder(s) by certificates
 and documents transmitted
 herewith. If signature is
 by a trustee, executor,
 administrator, guardian,
 officer of a corporation,
 attorney-in-fact or any
 other person acting in a
 fiduciary capacity, set
 forth full title in such
 capacity and see
 Instruction C(3).

                                      ----------------------------------------
                                     (Area Code and Telephone Number(s))
                                      ----------------------------------------

                                      ----------------------------------------
                                    (Tax Identification or Social Security
                                                  Number(s))

                               Dated:
                                    ------------------------------------  ,
                                                                          1997.

 SIGNATURE(S) GUARANTEED
      ------------------
        (SEE INSTRUCTION C(6))


                         (DO NOT WRITE IN SPACES BELOW)

                                              SHARES
                                             CONVERTED
                 SHARES                        INTO
    SHARES      CONVERTED CHECK AMOUNT OF    NON-CASH     CERTIFICATE BLOCK
  SURRENDERED   INTO CASH  NO.    CHECK   ELECTION SHARES     NO.      NO.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

                  ---------------------
 DELIVERY PREPARED BY
                 ------------   CHECKED BY
                                         ------------

                                 INSTRUCTIONS

A. SPECIAL CONDITIONS; PRORATION PROCEDURES

  Subject to the proration procedures described in the Proxy Statement, holders of CommNet Common Stock who (i) declined to make a Non-Cash Election,
(ii) failed to make an effective Non-Cash Election or (iii) made an effective Non-Cash Election but who will not receive Non-Cash Election Shares due to proration, in each case with respect to any or all of their shares, will receive in exchange for each share of CommNet Common Stock, the right to receive $36.00 in cash. See Instruction B.

  A description of the proration procedures is set forth in the Proxy Statement under "THE MERGER--Merger Consideration." A full statement of the proration procedures is contained in the Merger Agreement and any receipt of cash is subject to compliance with such procedures.

  AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF COMMNET COMMON STOCK MAY RECEIVE NON-CASH ELECTION SHARES OR CASH IN AMOUNTS WHICH VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF NON-CASH ELECTION SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

B. RECEIPT OF CHECKS AND/OR CERTIFICATES IN EXCHANGE FOR COMMNET COMMON STOCK

  As soon as practicable after the Effective Time, the Exchange Agent will mail to the registered holder listed in BOX I (or his or her designee listed in BOX II or III), a check from CommNet for an amount equal to $36.00 in cash with respect to each share of CommNet Common Stock which is submitted with any Letter of Transmittal, subject to the proration procedures described in the Proxy Statement.

  No certificates or scrip representing fractional shares of CommNet Common Stock will be issued in connection with the Merger, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of the Company after the Merger. Each holder of shares of CommNet Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of retained CommNet Common Stock (after taking into account all shares of CommNet Common Stock delivered by such holder) will receive, in lieu thereof, a cash payment (without interest) representing such holder's proportionate interest in the net proceeds from the sale by the Exchange Agent (following the deduction of applicable transaction costs), on behalf of all such holders, of the shares (the "Excess Shares") of retained CommNet Common Stock representing such fractions. Such sale shall be made as soon as practicable after the effective time of the Merger.

C. GENERAL

  1. Execution and Delivery. This Letter of Transmittal must be properly filled in, dated and signed in BOX IV, and must be delivered (together with stock certificates representing the shares of CommNet Common Stock being submitted) to the Exchange Agent at any of the addresses set forth above.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE SHAREHOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

  2. Inadequate Space. If there is insufficient space on this Form to list all your stock certificates being submitted to the Exchange Agent, please attach a separate list.

  3. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s) submitted, unless shares of CommNet Common Stock described on this Letter of Transmittal have been assigned by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

  If this Letter of Transmittal is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

  If this Letter of Transmittal or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal.

  4. Lost or Destroyed Certificates. If your stock certificate(s) has been either lost or destroyed, please check the box on the front of this Letter of Transmittal below your name and address and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive any checks and/or a stock certificate(s) representing Non-Cash Election Shares in accordance with the Merger Agreement.

  5. Checks and/or New Stock Certificates in Same Name. If any checks or stock certificate(s) representing Non-Cash Election Shares are to be registered in, or made payable to the order of, exactly the same name(s) that appears on the certificate(s) representing shares of CommNet Common Stock submitted with this Letter of Transmittal, no endorsement of certificate(s) or separate stock power(s) is required.

  6. Checks and/or New Certificates in Different Name. If any checks or stock certificate(s) representing Non-Cash Election Shares are to be registered in, or made payable to the order of, other than exactly the name that appears on the certificate(s) representing shares of CommNet Common Stock submitted for exchange herewith, such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, BOX II is completed, and the signature is guaranteed in BOX IV by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings & loan association) or trust company in the United States which is a member in good standing of the Agent's Medallion Program.

  7. Special Delivery Instructions. If the checks are to be made payable to the order of, or the certificates for Non-Cash Election Shares are to be registered in, the name of the registered holder(s) of shares of CommNet Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in BOX III.

  8. Miscellaneous. A single check and/or a single stock certificate representing Non-Cash Election Shares will be issued in exchange for shares of CommNet Common Stock submitted herewith.

  All questions with respect to this Letter of Transmittal will be determined by CommNet and Newco, which determination shall be conclusive and binding.

  9. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any payments made to holders of CommNet Common Stock pursuant to the Merger. To prevent backup withholding, each holder should complete and sign the Substitute Form W-9 included in this Form and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or certify that such holder is awaiting a TIN), and certify that (i) such holder has not been notified by the Internal Revenue Service ("IRS") that such holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified such holder that such holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If "Applied For" is written by a holder in Part I of the substitute Form W-9 and the Exchange Agent is not provided with a TIN within thirty (30) days following the date of the Substitute Form W-9, the Exchange Agent may withhold 31% of cash payments made to such holder until such holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security number of such holder. In other cases, the correct TIN may be the employer identification number of such holder. If the certificates for CommNet Common Stock are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

  For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Stock is held in more than one name), see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  Failure to complete the Substitute Form W-9 will not, by itself, cause CommNet Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Merger. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  Additional copies of this Form may be obtained from Beacon Hill Partners, Inc. (whose telephone number is 1-800-253-3814 (toll-free) or 1-212-843-8500 (call collect)).

 PAYER:
-------------------------------------------------------------------------------

                                                      Social Security Number
 SUBSTITUTE             Part I-please provide your              OR
                        Taxpayer Identification
                        Number in the box at the
                        right and certify by
                        signing and dating below.
                        If you do not have a
                        number, see OBTAINING A
                        NUMBER in the enclosed
                        Guidelines.

                                                             Employer
 FORM W-9                                              Identification Number
 Department of the Treasury                           -----------------------
 Internal Revenue Service                              Identification Number


 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
                                                         (If awaiting TIN,
                                                        write "Applied For").


-------------------------------------------------------------------------------
 Part II-For Payees exempt from backup withholding, see the enclosed
 Guidelines and complete as instructed therein.
-------------------------------------------------------------------------------
 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding either because (a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

 SIGNATURE _____________________________  DATE ________________________, 1997

 ADDRESS______________________________________________________________________
                   CITY STATE ZIP CODE


IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER,
              YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:


        CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information above (and the fact that I have completed this Certification), if I do not provide a Taxpayer Identification Number to the Exchange Agent within 30 days, 31 percent of all payments made to me pursuant to the Merger may be withheld.

 SIGNATURE _____________________________  DATE ______________________________


NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
                                   FORM W-9

  GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens, i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, i.e., 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------------
                                                           GIVE THE
                                                           SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                                  NUMBER OF--
--------------------------------------------------------------------------------
1. Individual                                        The individual
2. Two or more individuals (joint account)           The actual owner of the
                                                     account or, if combined
                                                     funds, the first individual
                                                     on the account(1)
3. Husband and wife (joint account)                  The actual owner of the
                                                     account or, if joint funds,
                                                     either person(1)
4. Custodian account of a minor (Uniform Gift to     The minor(2)
  Minors Act)
5. Adult and minor (joint account)                   The adult or, if the minor
                                                     is the only contributor,
                                                     the minor(1)
6. Account in the name of guardian or committee for  The ward, minor or
  a designated ward, minor or incompetent person     incompetent person(3)
7. a. The usual revocable savings trust account      The grantor-trustee(1)
    (grantor is also trustee)
   b. So-called trust account that is not a legal    The actual owner(1)
    or valid trust under State law
8. Sole proprietorship                               The owner(4)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                            GIVE THE EMPLOYER
                                                            IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                                   NUMBER OF--
-------------------------------------------------------------------------------
 9. A valid trust, estate or pension trust                The legal entity(5)
10. Corporate                                             The corporation
11. Religious, charitable or educational organization     The organization
12. Partnership account held in the name of the business  The partnership
13. Association, club or other tax-exempt organization    The organization
14. A broker or registered nominee                        The broker or nominee
15. Account with the Department of Agriculture in the     The public entity
   name of a public entity (such as a State or local
   government, school district or prison) that receives
   agricultural program payments

-------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) The name of the owner must be shown.
(5) List first and circle the name of the legal trust, estate or pension trust. Do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees generally exempted from backup withholding on payments include the following:

 . A corporation.

 . A financial institution.

 . An organization exempt from tax under Section 501(a) of the Internal
   Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.

 . The United States or any agency or instrumentality thereof.

 . A State, the District of Columbia, a possession of the United States or any political subdivision or instrumentality thereof.

 . A foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof.

 . An international organization or any agency or instrumentality thereof.

 . A dealer in securities or commodities required to register in the United
   States or a possession thereof.

 . A real estate investment trust.

 . A common trust fund operated by a bank under Section 584(a) of the Code.

 . An entity registered at all times during the tax year under the Investment
   Company Act of 1940.

 . A foreign central bank of issue.

Payments of dividends and patronage dividends generally not subject to backup withholding include the following:

 . Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

 . Payments to partnerships not engaged in a trade or business in the United
   States and which have at least one nonresident partner.

 . Payments of patronage dividends where the amount received is not paid in money.

 . Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

 . Payments of interest on obligations issued by individuals. NOTE: Payees may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and the payee has not provided his or her correct taxpayer identification number to the payer.

 . Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).

 . Payments described in Section 6049(b)(5) of the Code to nonresident aliens.

 . Payments on tax-free convenant bonds under Section 1451 of the Code.

 . Payments made by certain foreign organizations.

Exempt payees described above must still complete the Substitute Form W-9 enclosed herewith to avoid possible erroneous backup withholding. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, REMEMBERING TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM AND WRITE "EXEMPT" ON THE FACE OF THE FORM.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N of the Code.

PRIVACY ACT NOTICE--Section 6109 of the Code requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of the recipient's tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup imposition of withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                          FOR ADDITIONAL INFORMATION
                        CONTACT YOUR TAX CONSULTANT OR
                         THE INTERNAL REVENUE SERVICE.